                                                                    EXHIBIT 10.2

                        FORM OF ASSET PURCHASE AGREEMENT

                                     BETWEEN

                               BE AEROSPACE, INC.

                                       AND

                     ADVANCED THERMAL SCIENCES CORPORATION


            This Agreement is made this ___________ day of ________, 2000, between BE Aerospace, Inc., a Delaware corporation, including its subsidiary BE Intellectual Property Inc., a Delaware corporation (collectively hereinafter "BE"), and Advanced Thermal Sciences Corporation, a Delaware corporation (hereinafter "ATS").

            WITNESSETH:

            WHEREAS, ATS desires to purchase certain BE patents, patent applications, copyrights trademarks, trade names and know-how, acquire a two-year license to BE trademarks and trade names, and to reimburse BE those funds advanced by BE to ATS since its inception through the sale of ATS' Class A common stock to the public in accordance with the terms and conditions set forth herein; and

            NOW THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable considerations, the value, source of receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.  DEFINITIONS

A. "Closing Date" shall mean the date of the closing of the initial sale of ATS' Class A common stock to the public.

B. "Assigned Copyrights" shall mean the copyrights in the Field owned by BE as of the date of this Agreement, whether or not registered, any registrations or renewals, or extensions thereof, all rights to damages for past, present, or future infringement, and all rights therein provided by international conventions or treaties.

C. "Assigned Know-How" shall mean all confidential and proprietary information and data known to BE as of the date of this Agreement in the Field, including, but not limited to, documentation, trade secrets, manufacturing and production processes and techniques, research and development information, technical data, know-how, formulae, procedures, protocols, techniques and results of experimentation and testing.

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

D. "Assigned Patents" shall mean the patents and patent applications listed in Schedule A, any applications that rely on one or more of the patents and patent applications set forth in Appendix A for priority, all invention(s) disclosed and/or claimed in any of the foregoing, all continuations, divisionals, reissues, continued prosecution applications, continuations-in-part, or reexaminations thereof, all rights to damages for past, present, or future infringement, and all rights therein provided by international conventions or treaties, together with all patents issuing on any of the aforesaid applications for patent.

E. "Assigned Trademarks" shall mean the trademarks and trade names listed in Schedule B, whether or not registered, any registrations or renewals, or extensions thereof, all rights to damages for past, present, or future infringement, and all rights therein provided by international conventions or treaties.

F. "Licensed Trademarks" shall mean the trademarks and trade names listed in Schedule C.

G. "Field" shall mean (i) the Manufacture or Use of Semiconductors or Semiconductor Manufacturing Equipment, (ii) the Manufacture or Use of Telecommunications Equipment, (iii) the Manufacture or Use of Image Displays, (iv) the Manufacture or Use of Data Processing and Storage Equipment, and (v) the Manufacture or Use of Automated Testing Equipment.

H. "Designated Field" shall mean (i) the Manufacture or Use of Semiconductors or Semiconductor Manufacturing Equipment, (ii) the Manufacture or Use of Data Processing and Storage Equipment, (iii) the Manufacture or Use of Image Displays, and (iv) the Manufacture or Use of Telecommunications Equipment.

I. "Manufacture or Use of Semiconductors or Semiconductor Manufacturing Equipment" shall mean manufacturing, and manufacturing support equipment, for the use or fabrication of semiconductor wafers, integrated circuits, and/or semiconductor components or subsystems.

J. "Manufacture or Use of Data Processing and Storage Equipment" shall mean the use or manufacturing of products relating to thermal, flow, or mechanical operating conditions in processor, multiprocessor, microprocessor, high capacity data handling and storage systems.

K. "Manufacture or Use of Image Displays" shall mean the use or manufacturing of production equipment for dynamic and/or static image presentation, graphic output units, display systems and devices.

L. "Manufacture or Use of Telecommunications Equipment" shall mean the use or manufacturing of telecommunication systems and devices for transmission, propagation and reception.

M. "Manufacture or Use of Automated Testing Equipment" shall mean the use or manufacturing of temperature controls, motion controls, servo systems, or throughput monitoring and processing systems in the Designated Field.



ARTICLE II. PURCHASE OF ASSETS, REPAYMENT OF INTERCOMPANY OBLIGATIONS, AND
            ASSIGNMENT OF INTELLECTUAL PROPERTY

A. Payment of Purchase Price. On the Closing Date, and subject to the terms of this Agreement, ATS shall pay to BE the total sum of fifteen million dollars ($15,000,000.00), in payment for purchase from BE of the Assigned Copyrights, Assigned Trademarks, Assigned Know-How, and Assigned Patents, as a paid-up royalty for the license to the Licensed Trademarks, and as reimbursement to BE for all ATS inter-company obligations due BE through the Closing Date. The amounts hereunder owing by ATS are due on demand and payable simultaneously on the Closing Date.

B. Patent Grant. Subject to the payment of the purchase price as set forth in Article II. A, and to the terms of this Agreement, as of the Closing Date BE hereby sells, transfers and assigns to ATS all of BE's right, title and interest in the Assigned Patents.

C. Know-How, Trademark, Trade Name and Copyright Grant. Subject to the payment of the purchase price as set forth in Article II. A, and to the terms of this Agreement, as of the Closing Date BE hereby sells, transfers and assigns, to ATS all of BE's right, title and interest in and to the Assigned Know-How, Assigned Trademarks and Assigned Copyrights.

D. No Warranties. BE makes no warranties, express or implied, with respect to the Assigned Patents, Assigned Trademarks, Assigned Copyrights and Assigned Know-How.

E. Execution of Documents. Upon the reasonable request of ATS, BE shall, at the cost and expense of ATS, take all actions and execute all documents necessary or desirable to perfect the interest of ATS in and to the Assigned Patents Assigned Trademarks, Assigned Know-How and Assigned Copyrights (including but not limited to executing the assignments in substantially the form set forth in Schedule "D" to this Agreement), and shall not enter into any agreement in conflict with this Agreement.

ARTICLE III. TRADEMARK LICENSE

A.          Grant. Subject to the payment of the purchase price as set forth in
            Article II. A, and to the terms of this Agreement, as of the Closing Date BE hereby grants to

            ATS, a personal, two-year, paid-up, non-exclusive, non-transferable, worldwide right and license to use the Licensed Trademarks solely on or in connection with ATS' products and the operation of ATS' business.

B. Limitation on Grant. Except as specifically set forth in this Agreement, no other right or license is granted to ATS by implication or otherwise with respect to the Licensed Trademarks, including, but not limited to, the right to use any trademarks owned by BE other than the Licensed Trademarks, or the right to sublicense any Licensed Trademark to any third party (except to a Subsidiary, pursuant to Article III.D, and to allow authorized dealers to use the marks to advertise and promote ATS' products on the terms of this Article III.

C. Form of Use. ATS shall use the Licensed Trademarks substantially in the same form and manner as ATS' use of the Licensed Trademarks on or before the date of this Agreement. In the event that ATS desires to use the Licensed Trademarks in some other form or manner, ATS shall first obtain BE's prior written consent, which consent shall not be unreasonably withheld or delayed.

D. Sublicenses. ATS shall have the right to sublicense the Licensed Trademarks to its Subsidiaries. Each Subsidiary so sublicensed shall be bound by the terms and conditions of this Agreement applicable to ATS. Any sublicense granted by ATS to a Subsidiary shall terminate (with no rights of survival of licenses previously granted to said Subsidiary) on the date such Subsidiary ceases to be Subsidiary.

E. Right, Title and Interest. ATS acknowledges that BE owns all right, title and interest in and to the Licensed Trademarks. ATS shall not take any action that is inconsistent with the ownership of the Licensed Trademarks by BE. ATS agrees that nothing in this Agreement, and no use of the Licensed Trademarks by ATS pursuant to this Agreement, shall vest in ATS, or shall be construed to vest in ATS, any right of ownership in or to the Licensed Trademarks other than the right to use the Licensed Trademarks in accordance with this Agreement. All rights not expressly granted to ATS hereunder shall remain the exclusive property and rights of BE.

F. Execution of Documents. Consistent with the terms of this Agreement, ATS shall perform all lawful acts and execute such instruments as BE may reasonably request to confirm, evidence, maintain or protect BE's rights to or under the Licensed Trademarks. If ATS refuses or fails to perform such acts or execute such instruments, BE may do so as ATSorney-in-fact for such purpose.

G. Goodwill. All goodwill and improved reputation generated by ATS' use of the Licensed Trademarks under the terms of this Agreement shall inure to the benefit of BE. ATS shall not by any act or omission use the Licensed Trademarks in any manner that tarnishes, degrades, disparages or reflects adversely on BE or its business or reputation.

H. Quality Control. In order to preserve the inherent value of the Licensed Trademarks, ATS shall use reasonable efforts to ensure that the quality of the products in connection with which it uses the Licensed Trademarks shall continue to be at least equal to the standards prevailing in the operation of ATS' business immediately prior to the date of this Agreement, and any use by ATT that is inconsistent with the foregoing shall be deemed to be outside the scope of the license granted hereunder.

I. No Warranties. BE makes no warranties, express or implied, with respect to the Licensed Trademarks.

ARTICLE IV. TERM AND TERMINATION

A. Term and Termination. The trademark license of Article III may be terminated at any time upon written notice by either party if the other party breaches any of its material obligations hereunder, and such breach is not cured within thirty (30) days after receipt of written notice of the breach. In no event shall the term of this Agreement extend beyond two years from the date of this Agreement.

B. Following Termination. Upon early termination of this Agreement pursuant to Article IV.A, ATS shall: (i) immediately and permanently cease and desist from all use of the Licensed Trademarks, provided, however, ATS shall have the limited right to market, distribute, use and sell any product (including any packaging thereof) on which a Licensed Trademark was already affixed prior to the date of termination until supplies of such product have been exhausted, but in no event longer than 180 days following such date of termination; and (ii) unless otherwise instructed by BE, immediately take all other actions which may be appropriate to release, surrender or return the Licensed Trademarks to BE.

C. Remedies upon Breach. Each party acknowledges that the remedies at law for any breach of this Agreement are inadequate and that the damages resulting from any such breach are not readily susceptible to being measured in monetary terms. Accordingly, each party acknowledges that upon the breach by it of the terms and conditions of this Agreement, the other party will be entitled to immediate injunctive relief and may obtain any order restraining any threatened or future breach. Nothing in this section shall be deemed to limit, in any way, the remedies at law or in equity of either party, for a breach of any of the provisions of this Agreement.

ARTICLE V.  MISCELLANEOUS PROVISIONS

A. Assignment. Neither party may assign this Agreement, or any portion hereof, to any entity without the prior written consent of the other party, which consent may be unreasonably withheld. However, either party may assign this Agreement to any party that acquires all or substantially all of the assets of such party to which this Agreement relates without the consent of the other party. Any attempted assignment without such consent shall be void and of no force or effect. This

            Agreement shall be binding upon the parties, and their respective successors and permitted assigns.

B. Choice of Law. This Agreement shall be construed, and the legal relations between the parties hereto shall be determined, in accordance with the law of the State of California, without regard to any conflict or choice-of-law rules.

C. Integration. This Agreement sets forth the entire agreement and understanding between the parties with respect to the subject matter hereof and merges all prior discussions between them, and neither of the parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or as duly set forth on or subsequent to the date hereof in writing and signed by duly authorized representatives of the parties bound thereby.

D. Headings. The headings of the several articles are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above by its duly authorized representative.


                               BE Aerospace, Inc.

                               BY:    ______________


                               Title: ______________


                               Advanced Thermal Sciences Corporation


                               BY:    ______________
                                       Bruce Thayer


                               Title:  President

                                   SCHEDULE A

       ---------------- ---------------------------------------------- ------------------ -----------------
         Patent No.                      Description                   Status             Jurisdiction
       ---------------- ---------------------------------------------- ------------------ -----------------
       5,471,850        Refrigeration System And Method For Very       Expires            USA
                        Large Scale Integrated Circuits                7/9/13

       ---------------- ---------------------------------------------- ------------------ -----------------
       5,941,086        Expansion Valve Unit                           Expires            USA
                                                                       11/9/15

       ---------------- ---------------------------------------------- ------------------ -----------------
       6,068,455        Long Life Pump System                          Expires            USA
                                                                       3/20/17

       ---------------- ---------------------------------------------- ------------------ -----------------
       Patent           Long Life Pump System                          Pending            European Patent
       Application                                                                        Office
       Number WO
       9841760
       ---------------- ---------------------------------------------- ------------------ -----------------
       6,102,113        Temperature Control Of Individual Tools        Expires            USA
                        In A Cluster Tool System                       9/16/17
       ---------------- ---------------------------------------------- ------------------ -----------------
       Serial No. -     Temperature Control Of Individual Tools        Effective Filing   USA
       09/618839        In A Cluster Tool System                       date 9/16/97.
                                                                       Divisional
                                                                       Patent
                                                                       Application from
                                                                       the 135 Patent
                                                                       Application.

       ---------------- ---------------------------------------------- ------------------ -----------------
       6,109,047        Systems And Methods For Capacity Regulation    Expires            USA
                        Of Refrigeration Systems                       9/16/17;
       ---------------- ---------------------------------------------- ------------------ -----------------
       Serial No. -     Systems And Methods For Capacity Regulation    Effective Filing   USA
       09/618292        Of Refrigeration Systems                       date 9/16/97.
                                                                       Divisional
                                                                       Patent
                                                                       Application from
                                                                       the 665 Patent
                                                                       Application.

       ---------------- ---------------------------------------------- ------------------ -----------------
       5,365,749        Computer Component Cooling System With Local   Expires 11/22/11   USA
                        Evaporation Of Refrigerant
       ---------------- ---------------------------------------------- ------------------ -----------------

                                   SCHEDULE B
                       Assigned Trademarks and Trade Names


ATT
Advanced Thermal Technologies
Advanced Thermal Technologies, Inc

                                   SCHEDULE C
                       Licensed Trademarks and Trade Names

BE
BE AEROSPACE
BE AEROSPACE, INC.
B/E
B/E AEROSPACE
B/E AEROSPACE, INC.

[B/E Logo]

                                   SCHEDULE D
                             Form Patent Assignments

                                   ASSIGNMENT


       WHEREAS, We B/E Aerospace, Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware, and having an office and place of business at 1400 Corporate Center Way, Wellington, Florida 33414, is the Assignee through mesne assignments of new and useful inventions and improvements for EXPANSION VALVE UNIT, now Patent No. 5,941,086 originally filed on November 9, 1995 and assigned Serial No. 08/555,001, and recorded in the U.S. Patent Office on November 9, 1995 at Reel 007798 /Frame 0413.

       AND WHEREAS, Advanced Thermal Sciences Corporation, a corporation organized and existing under and by virtue of the laws of the State of Delaware, and having an office and place of business at 3355 East La Palma Avenue, Anaheim, California, 92806, is desirous of acquiring the right, title and interest in and to said inventions, improvements and application and in and to the Letters Patent to be obtained therefor;

              NOW THEREFORE, to all whom it may concern, be it known that for and in consideration of the sum of One Dollar and other good and valuable considerations, the receipt and sufficiency whereof is hereby acknowledged, we have sold, assigned, and transferred, and by these presents do sell, assign and transfer unto said Assignee, its successors or assigns, the entire right, title and interest for all countries in and to all inventions and improvements disclosed in the aforesaid Letters Patent, and in and to the said application, all divisions, continuations, or renewals thereof, all Letters Patent which may be granted therefrom, and all reissues or extensions of such patents, and in and to any and all applications which have been or shall be filed in any foreign countries for Letters Patent on the said inventions and improvements, including an assignment of all rights under the provisions of the International Convention, and all Letters Patent of foreign countries which may be granted therefrom; and we do hereby authorize and request the Commissioner of Patents and Trademarks to issue any and all United States Letters Patent for the aforesaid inventions and improvements to the said Assignee as the assignee of the entire right, title and interest in and to the same, for the use of the said Assignee, its successors and assigns.

              AND, for the consideration aforesaid, we do hereby agree that we and our executors and legal representatives will make, execute and deliver any and all other instruments in writing including any and all further application papers, affidavits, assignments and other documents, and will communicate to said Assignee, its successors and representatives all facts known to us relating to said improvements and the history thereof and will testify in all legal proceedings and generally do all things which may be necessary or desirable more effectually to secure to and vest in said Assignee, its successors or assigns the entire right, title and interest in and to the said improvements, inventions, applications, Letters Patent, rights, titles, benefits, privileges and advantages hereby sold, assigned and conveyed, or intended so to be.

              AND, furthermore we covenant and agree with said Assignee, its successors and assigns, that no assignment, grant, mortgage, license or other agreement affecting the rights and property herein conveyed has been made to others by us and that full right to convey the same as herein expressed is possessed by us.

       IN TESTIMONY WHEREOF, we have hereunto set our hand this ________ day of
_____________________.

                                   B/E Aerospace, Inc.
                                   a Delaware corporation

                                   By:
                                        ------------------------------
                                        Its:
                                              -----------------------

STATE OF                          )
         --------------------     )     ss.
COUNTY OF                         )
          -------------------

       On __________________, 2000 before me ________________ personally appeared _________________________, [ ] personally known to me - OR - [ ] proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, executed the instrument.

                                     WITNESS my hand and official seal


[SEAL]
                                    ----------------------------------
                                               Notary Public



Patent Assignment

                                   ASSIGNMENT


       WHEREAS, We, B/E Aerospace, Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware, and having an office and place of business at 1400 Corporate Center Way, Wellington, Florida 33414, is the Assignee of new and useful inventions and improvements for LONG LIFE PUMP SYSTEM, now Patent No. 6,068,455 filed on March 20, 1997 and assigned Serial No. 08/821,399.

       AND WHEREAS, Advanced Thermal Sciences Corporation, a corporation organized and existing under and by virtue of the laws of the State of Delaware, and having an office and place of business at 3355 East La Palma Avenue, Anaheim, California, 92806, is desirous of acquiring the right, title and interest in and to said inventions, improvements and application and in and to the Letters Patent to be obtained therefor;

              NOW THEREFORE, to all whom it may concern, be it known that for and in consideration of the sum of One Dollar and other good and valuable considerations, the receipt and sufficiency whereof is hereby acknowledged, we have sold, assigned, and transferred, and by these presents do sell, assign and transfer unto said Assignee, its successors or assigns, the entire right, title and interest for all countries in and to all inventions and improvements disclosed in the aforesaid Letters Patent, and in and to the said application, all divisions, continuations, or renewals thereof, all Letters Patent which may be granted therefrom, and all reissues or extensions of such patents, and in and to any and all applications which have been or shall be filed in any foreign countries for Letters Patent on the said inventions and improvements, including an assignment of all rights under the provisions of the International Convention, and all Letters Patent of foreign countries which may be granted therefrom; and we do hereby authorize and request the Commissioner of Patents and Trademarks to issue any and all United States Letters Patent for the aforesaid inventions and improvements to the said Assignee as the assignee of the entire right, title and interest in and to the same, for the use of the said Assignee, its successors and assigns.

              AND, for the consideration aforesaid, we do hereby agree that we and our executors and legal representatives will make, execute and deliver any and all other instruments in writing including any and all further application papers, affidavits, assignments and other documents, and will communicate to said Assignee, its successors and representatives all facts known to us relating to said improvements and the history thereof and will testify in all legal proceedings and generally do all things which may be necessary or desirable more effectually to secure to and vest in said Assignee, its successors or assigns the entire right, title and interest in and to the said improvements, inventions, applications, Letters Patent, rights, titles, benefits, privileges and advantages hereby sold, assigned and conveyed, or intended so to be.

              AND, furthermore we covenant and agree with said Assignee, its successors and assigns, that no assignment, grant, mortgage, license or other agreement affecting the rights and property herein conveyed has been made to others by us and that full right to convey the same as herein expressed is possessed by us.

       IN TESTIMONY WHEREOF, we have hereunto set our hand this ________ day of
_____________________.

                                   B/E Aerospace, Inc.
                                   a Delaware corporation

                                   By:
                                         -----------------------------
                                         Its:
                                              ------------------------

STATE OF                           )
         ---------------------     )     ss.
COUNTY OF                          )
          -------------------

       On __________________, 2000 before me ________________ personally appeared _________________________, [ ] personally known to me - OR - [ ] proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, executed the instrument.

                                 WITNESS my hand and official seal


[SEAL]
                                 ----------------------------------
                                           Notary Public



Patent Assignment

                                   ASSIGNMENT


       WHEREAS, We, BE Intellectual Property Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware, and having an office and place of business at 1209 Orange Street, Wilmington, Delaware, is the Assignee through mesne assignments of new and useful inventions and improvements for COMPUTER COMPONENT COOLING SYSTEM WITH LOCAL EVAPORATION OF REFRIGERANT, now Patent No. 5,365,749 originally filed on December 23, 1993 and assigned Serial No. 08/172,309, and recorded in the U.S. Patent Office on December 23, 1993 at Reel 006902 /Frame 0336.

       AND WHEREAS, Advanced Thermal Sciences Corporation, a corporation organized and existing under and by virtue of the laws of the State of Delaware, and having an office and place of business at 3355 East La Palma Avenue, Anaheim, California, 92806, is desirous of acquiring the right, title and interest in and to said inventions, improvements and application and in and to the Letters Patent to be obtained therefor;

              NOW THEREFORE, to all whom it may concern, be it known that for and in consideration of the sum of One Dollar and other good and valuable considerations, the receipt and sufficiency whereof is hereby acknowledged, we have sold, assigned, and transferred, and by these presents do sell, assign and transfer unto said Assignee, its successors or assigns, the entire right, title and interest for all countries in and to all inventions and improvements disclosed in the aforesaid Letters Patent, and in and to the said application, all divisions, continuations, or renewals thereof, all Letters Patent which may be granted therefrom, and all reissues or extensions of such patents, and in and to any and all applications which have been or shall be filed in any foreign countries for Letters Patent on the said inventions and improvements, including an assignment of all rights under the provisions of the International Convention, and all Letters Patent of foreign countries which may be granted therefrom; and we do hereby authorize and request the Commissioner of Patents and Trademarks to issue any and all United States Letters Patent for the aforesaid inventions and improvements to the said Assignee as the assignee of the entire right, title and interest in and to the same, for the use of the said Assignee, its successors and assigns.

              AND, for the consideration aforesaid, we do hereby agree that we and our executors and legal representatives will make, execute and deliver any and all other instruments in writing including any and all further application papers, affidavits, assignments and other documents, and will communicate to said Assignee, its successors and representatives all facts known to us relating to said improvements and the history thereof and will testify in all legal proceedings and generally do all things which may be necessary or desirable more effectually to secure to and vest in said Assignee, its successors or assigns the entire right, title and interest in and to the said improvements, inventions, applications, Letters Patent, rights, titles, benefits, privileges and advantages hereby sold, assigned and conveyed, or intended so to be.

              AND, furthermore we covenant and agree with said Assignee, its successors and assigns, that no assignment, grant, mortgage, license or other agreement affecting the rights and property herein conveyed has been made to others by us and that full right to convey the same as herein expressed is possessed by us.

       IN TESTIMONY WHEREOF, we have hereunto set our hand this ________ day of
_____________________.

                                   BE Intellectually Property, Inc.
                                   a Delaware corporation

                                   By:
                                         ----------------------------
                                         Its:  Assistant Secretary

STATE OF                           )
         ---------------------     )     ss.
COUNTY OF                          )
          -------------------

       On __________________, 2000 before me ________________ personally appeared _________________________, [ ] personally known to me - OR - [ ] proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, executed the instrument.

                                      WITNESS my hand and official seal


[SEAL]
                                     ----------------------------------
                                                Notary Public



Patent Assignment

                                   ASSIGNMENT


       WHEREAS, We, BE Aerospace, Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware, and having an office and place of business at 1400 Corporate Center Way, Wellington, Florida 33414, is the Assignee of new and useful inventions and improvements for REFRIGERATION SYSTEM AND METHOD FOR VERY LARGE SCALE INTEGRATED CIRCUITS, now Patent No. 5,471,850 originally filed on July 9, 1993 and assigned original Serial No. 08/089,709, and recorded in the U.S. Patent Office on July 9, 1993 at Reel 6630/Frame 0300.

       AND WHEREAS, Advanced Thermal Sciences Corporation, a corporation organized and existing under and by virtue of the laws of the State of Delaware, and having an office and place of business at 3355 East La Palma Avenue, Anaheim, California, 92806, is desirous of acquiring the right, title and interest in and to said inventions, improvements and application and in and to the Letters Patent to be obtained therefor;

              NOW THEREFORE, to all whom it may concern, be it known that for and in consideration of the sum of One Dollar and other good and valuable considerations, the receipt and sufficiency whereof is hereby acknowledged, we have sold, assigned, and transferred, and by these presents do sell, assign and transfer unto said Assignee, its successors or assigns, the entire right, title and interest for all countries in and to all inventions and improvements disclosed in the aforesaid Letters Patent, and in and to the said application, all divisions, continuations, or renewals thereof, all Letters Patent which may be granted therefrom, and all reissues or extensions of such patents, and in and to any and all applications which have been or shall be filed in any foreign countries for Letters Patent on the said inventions and improvements, including an assignment of all rights under the provisions of the International Convention, and all Letters Patent of foreign countries which may be granted therefrom; and we do hereby authorize and request the Commissioner of Patents and Trademarks to issue any and all United States Letters Patent for the aforesaid inventions and improvements to the said Assignee as the assignee of the entire right, title and interest in and to the same, for the use of the said Assignee, its successors and assigns.

              AND, for the consideration aforesaid, we do hereby agree that we and our executors and legal representatives will make, execute and deliver any and all other instruments in writing including any and all further application papers, affidavits, assignments and other documents, and will communicate to said Assignee, its successors and representatives all facts known to us relating to said improvements and the history thereof and will testify in all legal proceedings and generally do all things which may be necessary or desirable more effectually to secure to and vest in said Assignee, its successors or assigns the entire right, title and interest in and to the said improvements, inventions, applications, Letters Patent, rights, titles, benefits, privileges and advantages hereby sold, assigned and conveyed, or intended so to be.

              AND, furthermore we covenant and agree with said Assignee, its successors and assigns, that no assignment, grant, mortgage, license or other agreement affecting the rights and property herein conveyed has been made to others by us and that full right to convey the same as herein expressed is possessed by us.

       IN TESTIMONY WHEREOF, we have hereunto set our hand this ________ day of
_____________________.

                                   BE Aerospace, Inc.
                                   a Delaware corporation

                                   By:
                                         -----------------------------
                                         Its:
                                               -----------------------

STATE OF                           )
         ---------------------     )     ss.
COUNTY OF                          )
          -------------------

       On __________________, 2000 before me ________________ personally appeared _________________________, [ ] personally known to me - OR - [ ] proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, executed the instrument.

                                     WITNESS my hand and official seal


[SEAL]
                                     ----------------------------------
                                               Notary Public



Patent Assignment

                                   ASSIGNMENT


       WHEREAS, We, B/E Aerospace, Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware, and having an office and place of business at 1400 Corporate Center Way, Wellington, Florida 33414, is the Assignee of new and useful inventions and improvements for TEMPERATURE CONTROL OF INDIVIDUAL TOOLS IN A CLUSTER TOOL SYSTEM, now Patent No. 6,102,047 originally filed on September 16, 1997 and assigned original Serial No. 08/931,135, and recorded in the U.S. Patent Office on September 16, 1997 at Reel 8718 /Frame 0688.

       AND WHEREAS, Advanced Thermal Sciences Corporation, a corporation organized and existing under and by virtue of the laws of the State of Delaware, and having an office and place of business at 3355 East La Palma Avenue, Anaheim, California, 92806, is desirous of acquiring the right, title and interest in and to said inventions, improvements and application and in and to the Letters Patent to be obtained therefor;

              NOW THEREFORE, to all whom it may concern, be it known that for and in consideration of the sum of One Dollar and other good and valuable considerations, the receipt and sufficiency whereof is hereby acknowledged, we have sold, assigned, and transferred, and by these presents do sell, assign and transfer unto said Assignee, its successors or assigns, the entire right, title and interest for all countries in and to all inventions and improvements disclosed in the aforesaid application, and in and to the said application, all divisions, continuations, or renewals thereof, all Letters Patent which may be granted therefrom, and all reissues or extensions of such patents, and in and to any and all applications which have been or shall be filed in any foreign countries for Letters Patent on the said inventions and improvements, including an assignment of all rights under the provisions of the International Convention, and all Letters Patent of foreign countries which may be granted therefrom; and we do hereby authorize and request the Commissioner of Patents and Trademarks to issue any and all United States Letters Patent for the aforesaid inventions and improvements to the said Assignee as the assignee of the entire right, title and interest in and to the same, for the use of the said Assignee, its successors and assigns.

              AND, for the consideration aforesaid, we do hereby agree that we and our executors and legal representatives will make, execute and deliver any and all other instruments in writing including any and all further application papers, affidavits, assignments and other documents, and will communicate to said Assignee, its successors and representatives all facts known to us relating to said improvements and the history thereof and will testify in all legal proceedings and generally do all things which may be necessary or desirable more effectually to secure to and vest in said Assignee, its successors or assigns the entire right, title and interest in and to the said improvements, inventions, applications, Letters Patent, rights, titles, benefits, privileges and advantages hereby sold, assigned and conveyed, or intended so to be.

              AND, furthermore we covenant and agree with said Assignee, its successors and assigns, that no assignment, grant, mortgage, license or other agreement affecting the rights and property herein conveyed has been made to others by us and that full right to convey the same as herein expressed is possessed by us.

       IN TESTIMONY WHEREOF, we have hereunto set our hand this ________ day of
_____________________.

                                    B/E Aerospace, Inc.
                                    a Delaware corporation

                                    By:
                                         -----------------------------
                                         Its:
                                               -----------------------

STATE OF                           )
         ---------------------     )     ss.
COUNTY OF                          )
          -------------------

       On __________________, 2000 before me ________________ personally appeared _________________________, [ ] personally known to me - OR - [ ] proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, executed the instrument.

                                    WITNESS my hand and official seal


[SEAL]
                                    ----------------------------------
                                              Notary Public



Patent Assignment

                                   ASSIGNMENT


       WHEREAS, We, B/E Aerospace, Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware, and having an office and place of business at 1400 Corporate Center Way, Wellington, Florida 33414, is the Assignee of new and useful inventions and improvements for SYSTEMS AND METHODS FOR CAPACITY REGULATION OF REFRIGERATION SYSTEMS, now Patent No. 6,109,047 originally filed on April 15, 1998 and assigned original Serial No. 09/060,665, and recorded in the U.S. Patent Office on April 15, 1998 at Reel 9118 /Frame 0127.


       AND WHEREAS, Advanced Thermal Sciences Corporation, a corporation organized and existing under and by virtue of the laws of the State of Delaware, and having an office and place of business at 3355 East La Palma Avenue, Anaheim, California, 92806, is desirous of acquiring the right, title and interest in and to said inventions, improvements and application and in and to the Letters Patent to be obtained therefor;


              NOW THEREFORE, to all whom it may concern, be it known that for and in consideration of the sum of One Dollar and other good and valuable considerations, the receipt and sufficiency whereof is hereby acknowledged, we have sold, assigned, and transferred, and by these presents do sell, assign and transfer unto said Assignee, its successors or assigns, the entire right, title and interest for all countries in and to all inventions and improvements disclosed in the aforesaid application, and in and to the said application, all divisions, continuations, or renewals thereof, all Letters Patent which may be granted therefrom, and all reissues or extensions of such patents, and in and to any and all applications which have been or shall be filed in any foreign countries for Letters Patent on the said inventions and improvements, including an assignment of all rights under the provisions of the International Convention, and all Letters Patent of foreign countries which may be granted therefrom; and we do hereby authorize and request the Commissioner of Patents and Trademarks to issue any and all United States Letters Patent for the aforesaid inventions and improvements to the said Assignee as the assignee of the entire right, title and interest in and to the same, for the use of the said Assignee, its successors and assigns.

              AND, for the consideration aforesaid, we do hereby agree that we and our executors and legal representatives will make, execute and deliver any and all other instruments in writing including any and all further application papers, affidavits, assignments and other documents, and will communicate to said Assignee, its successors and representatives all facts known to us relating to said improvements and the history thereof and will testify in all legal proceedings and generally do all things which may be necessary or desirable more effectually to secure to and vest in said Assignee, its successors or assigns the entire right, title and interest in and to the said improvements, inventions, applications, Letters Patent, rights, titles, benefits, privileges and advantages hereby sold, assigned and conveyed, or intended so to be.

              AND, furthermore we covenant and agree with said Assignee, its successors and assigns, that no assignment, grant, mortgage, license or other agreement affecting the rights and property herein conveyed has been made to others by us and that full right to convey the same as herein expressed is possessed by us.

       IN TESTIMONY WHEREOF, we have hereunto set our hand this ________ day of
_____________________.

                                  B/E Aerospace, Inc.
                                  a Delaware corporation

                                  By:
                                        -----------------------------
                                        Its:
                                              -----------------------

STATE OF                          )
         --------------------        )  ss.
COUNTY OF                         )
          -------------------

       On __________________, 2000 before me ________________ personally appeared _________________________, [ ] personally known to me - OR - [ ] proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, executed the instrument.

                                       WITNESS my hand and official seal


[SEAL]
                                       ----------------------------------
                                                 Notary Public



Patent Assignment

                                   ASSIGNMENT


       WHEREAS, We, B/E Aerospace, Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware, and having an office and place of business at 1400 Corporate Center Way, Wellington, Florida 33414, is the Assignee of new and useful inventions and improvements for TEMPERATURE CONTROL OF INDIVIDUAL TOOLS IN A CLUSTER TOOL SYSTEM filed on July 18, 2000 and assigned Serial No.09/618839, the assignment of which is recorded in the U.S. Patent Office on September 16, 1997 at Reel 8718 /Frame 0688, as part of the assignment of parent application Serial No. 08/931,135.

       AND WHEREAS, Advanced Thermal Sciences Corporation, a corporation organized and existing under and by virtue of the laws of the State of Delaware, and having an office and place of business at 3355 East La Palma Avenue, Anaheim, California, 92806, is desirous of acquiring the right, title and interest in and to said inventions, improvements and application and in and to the Letters Patent to be obtained therefor;

              NOW THEREFORE, to all whom it may concern, be it known that for and in consideration of the sum of One Dollar and other good and valuable considerations, the receipt and sufficiency whereof is hereby acknowledged, we have sold, assigned, and transferred, and by these presents do sell, assign and transfer unto said Assignee, its successors or assigns, the entire right, title and interest for all countries in and to all inventions and improvements disclosed in the aforesaid application, and in and to the said application, all divisions, continuations, or renewals thereof, all Letters Patent which may be granted therefrom, and all reissues or extensions of such patents, and in and to any and all applications which have been or shall be filed in any foreign countries for Letters Patent on the said inventions and improvements, including an assignment of all rights under the provisions of the International Convention, and all Letters Patent of foreign countries which may be granted therefrom; and we do hereby authorize and request the Commissioner of Patents and Trademarks to issue any and all United States Letters Patent for the aforesaid inventions and improvements to the said Assignee as the assignee of the entire right, title and interest in and to the same, for the use of the said Assignee, its successors and assigns.

              AND, for the consideration aforesaid, we do hereby agree that we and our executors and legal representatives will make, execute and deliver any and all other instruments in writing including any and all further application papers, affidavits, assignments and other documents, and will communicate to said Assignee, its successors and representatives all facts known to us relating to said improvements and the history thereof and will testify in all legal proceedings and generally do all things which may be necessary or desirable more effectually to secure to and vest in said Assignee, its successors or assigns the entire right, title and interest in and to the said improvements, inventions, applications, Letters Patent, rights, titles, benefits, privileges and advantages hereby sold, assigned and conveyed, or intended so to be.

              AND, furthermore we covenant and agree with said Assignee, its successors and assigns, that no assignment, grant, mortgage, license or other agreement affecting the rights and property herein conveyed has been made to others by us and that full right to convey the same as herein expressed is possessed by us.

       IN TESTIMONY WHEREOF, we have hereunto set our hand this ________ day of
_____________________.

                                  B/E Aerospace, Inc.
                                  a Delaware corporation

                                  By:
                                        -----------------------------
                                        Its:
                                              -----------------------

STATE OF                          )
         --------------------     )     ss.
COUNTY OF                         )
          -------------------

       On __________________, 2000 before me ________________ personally appeared _________________________, [ ] personally known to me - OR - [ ] proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, executed the instrument.

                                    WITNESS my hand and official seal


[SEAL]
                                    ----------------------------------
                                              Notary Public



Patent Assignment

                                   ASSIGNMENT


       WHEREAS, We, B/E Aerospace, Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware, and having an office and place of business at 1400 Corporate Center Way, Wellington, Florida 33414, is the Assignee of new and useful inventions and improvements for SYSTEMS AND METHODS FOR CAPACITY REGULATION OF REFRIGERATION SYSTEMS filed on July 18, 2000 and assigned Serial Number 09/618292, the assignment of which is recorded in the U.S. Patent Office on April 15, 1998.

       AND WHEREAS, Advanced Thermal Sciences Corporation, a corporation organized and existing under and by virtue of the laws of the State of Delaware, and having an office and place of business at 3355 East La Palma Avenue, Anaheim, California, 92806, is desirous of acquiring the right, title and interest in and to said inventions, improvements and application and in and to the Letters Patent to be obtained therefor;

              NOW THEREFORE, to all whom it may concern, be it known that for and in consideration of the sum of One Dollar and other good and valuable considerations, the receipt and sufficiency whereof is hereby acknowledged, we have sold, assigned, and transferred, and by these presents do sell, assign and transfer unto said Assignee, its successors or assigns, the entire right, title and interest for all countries in and to all inventions and improvements disclosed in the aforesaid application, and in and to the said application, all divisions, continuations, or renewals thereof, all Letters Patent which may be granted therefrom, and all reissues or extensions of such patents, and in and to any and all applications which have been or shall be filed in any foreign countries for Letters Patent on the said inventions and improvements, including an assignment of all rights under the provisions of the International Convention, and all Letters Patent of foreign countries which may be granted therefrom; and we do hereby authorize and request the Commissioner of Patents and Trademarks to issue any and all United States Letters Patent for the aforesaid inventions and improvements to the said Assignee as the assignee of the entire right, title and interest in and to the same, for the use of the said Assignee, its successors and assigns.

              AND, for the consideration aforesaid, we do hereby agree that we and our executors and legal representatives will make, execute and deliver any and all other instruments in writing including any and all further application papers, affidavits, assignments and other documents, and will communicate to said Assignee, its successors and representatives all facts known to us relating to said improvements and the history thereof and will testify in all legal proceedings and generally do all things which may be necessary or desirable more effectually to secure to and vest in said Assignee, its successors or assigns the entire right, title and interest in and to the said improvements, inventions, applications, Letters Patent, rights, titles, benefits, privileges and advantages hereby sold, assigned and conveyed, or intended so to be.

              AND, furthermore we covenant and agree with said Assignee, its successors and assigns, that no assignment, grant, mortgage, license or other agreement affecting the rights and property herein conveyed has been made to others by us and that full right to convey the same as herein expressed is possessed by us.

       IN TESTIMONY WHEREOF, we have hereunto set our hand this ________ day of
_____________________.

                                   B/E Aerospace, Inc.
                                  a Delaware corporation

                                  By:
                                        -----------------------------
                                        Its:
                                              -----------------------

STATE OF                          )
         --------------------     )     ss.
COUNTY OF                         )
          -------------------

       On __________________, 2000 before me ________________ personally appeared _________________________, [ ] personally known to me - OR - [ ] proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, executed the instrument.

                                     WITNESS my hand and official seal


[SEAL]
                                     ----------------------------------
                                               Notary Public



Patent Assignment